[LOGO]



          INTRODUCTION

               The PC&J Performance Fund is a registered investment company under the Investment Company Act of 1940 and, for your protection, is regulated by the Securities and Exchange Commission. The enclosed 1995 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. This report requires no action on your part. Please give us a call if you have any questions.


          MANAGEMENT REVIEW AND ANALYSIS

               During 1995 the economy grew moderately which allowed productivity gains to translate into higher corporate profits
          without putting pressure on interest rates.   This is the ideal
          environment for the stock market. Stocks, as measured by the S&P 500 had their best year since 1975. Unfortunately, it was also a year in which it was extremely difficult for investment advisors to match the S&P 500 Index. The PC&J Performance Fund provided a 22.7% return for the year and the average general equity fund as measured by Lipper Analytical produced a 31.1% return.

                            AVERAGE ANNUAL TOTAL RETURNS

                                      1 Year   5 Years   10 Years
                   Performance Fund   22.7%     14.8%     11.6%
                      S&P 500 Index   37.5%     16.6%     14.9%
          Lipper Gen'l Equity Funds   31.1%     16.4%     12.2%

               We experienced a return lower than the average general equity fund primarily because the fund recorded flat performance in the fourth quarter of the year while the stock market kept rising. We had an over-weighting in cyclical stocks and an under-weighting in global growth stocks.

               While the earnings of cyclical stocks were very good, they did not quite match investor's expectations, so the stocks under-performed the market. Also during the fourth quarter, it sounded like the Congress and the President would come to terms on a balanced budget agreement. Lower deficits would be very good news for the bond market which in turn is very positive for the stock market. Investors anxious to increase their exposure to the stock market chose the most liquid issues which again were the global growth stocks.

               We are disappointed with the results. Last year's performance brought our long-term numbers down to approximate the average general equity fund. The disparity with the S&P 500 Index, dominated by the large capitalization stocks, is a reflection of their relative outperformance. Since most managers have a significant portion of their assets in small and mid-sized companies, they did poorly in this environment when compared with an index comprised of larger stocks.

          GROWTH OF $10,000 INVESTMENT

               Year      Performance    S&P500    Lipper
               12/85     10,000         10,000    10,000
               12/86     11,820         11,850    11,320
               12/87     10,638         12,466    11,343
               12/88     11,978         14,561    12,738
               12/89     15,967         19,147    15,795
               12/90     15,025         18,534    14,800
               12/91     19,608         24,187    20,068
               12/92     21,176         26,050    21,855
               12/93     24,205         28,681    24,586
               12/94     24,398         29,054    24,168
               12/95     29,946         39,949    31,685


          Total Returns and the growth of a $10,000 investment are based on past performance and are not an indication of future performance. The value of your shares will fluctuate and will be worth more or less than their original cost at the time of redemption.
[LOGO]



        INDEPENDENT AUDITORS' REPORT


        The Board of Trustees and Shareholders,
        PC&J Performance Fund:

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Performance Fund as of December 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Performance Fund at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.


        \S\ Deloitte & Touche

        January 22, 1996



PC&J PERFORMANCE FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------
                                         PERCENT
                                         OF NET     NUMBER OF        MARKET
SECURITY (Note A)                        ASSETS      SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS:
Capital good and transportation:          8.1%
  Airborne Freight Corp.                              10,000     $   266,250
  Blount Inc. - Class A                               11,650         305,813
  Federal Signal Corp.                                20,101         520,113
  General Electric Co.                                11,800         849,600
                                                                 ------------
                                                                   1,941,776

Consumer cyclical:                        7.2
  Disney (Walt) Co.                                    4,000         235,500
  Home Depot Inc.                                     10,300         491,825
  Magna International Inc. - Class A                  10,700         462,775
  McDonalds Corp.                                     11,700         527,962
                                                                 ------------
                                                                   1,718,062

Consumer staple:                         12.1
  Columbia/HCA Corp.                                  14,200         720,650
  Living Centers of America Inc. <F1>                 14,400         504,000
  Medtronics Inc.                                     11,000         614,625
  Merck & Co., Inc.                                    9,000         590,625
  Sysco Corp.                                         14,500         471,250
                                                                 ------------
                                                                   2,901,150

Energy:                                  10.2
  Chevron Corp.                                       10,200         534,225
  Mobil Corp.                                          6,800         759,900
  Newpark Resources Inc. <F1>                         25,620         570,045
  Western Atlas Inc. <F1>                             11,600         585,800
                                                                 ------------
                                                                   2,449,970

Financial services:                      13.9
  Advanta Corp. - Class B                             12,000         436,500
  American Express Co.                                13,000         537,875
  Franklin Resources Inc.                              8,000         403,000
  Northern Trust Corp.                                 8,450         473,200
  Schwab (Charles) Corp.                              12,900         259,613
  SunAmerica Inc.                                      8,400         399,000
  Vesta Insurance Group Inc.                          15,000         817,500
                                                                 ------------
                                                                   3,326,688
                                                                 ------------

COMMON STOCKS                            51.5%                   $12,337,646

<F1> Nonincome producing security.

See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PERFORMANCE FUND

DECEMBER 31, 1995

--------------------------------------------------------------------------------
                                         PERCENT
                                         OF NET     NUMBER OF        MARKET
SECURITY (Note A)                        ASSETS      SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS FORWARD:                   51.5%                   $12,337,646
                                                                 ------------

Industrial commodities:                   9.4
  Aluminum Co. of America                              7,200         380,700
  Kimberly-Clark Corp.                                 4,800         397,200
  Loctite Corp.                                       10,600         503,500
  Phelps Dodge Corp.                                   7,400         460,650
  Sealed Air Corp. <F1>                               18,000         504,000
                                                                 ------------
                                                                   2,246,050
  Technology:                            16.6
  Anixter International Inc. <F1>                     32,400         603,450
  Cisco Systems Inc. <F1>                              7,200         537,300
  Computer Sciences Corp. <F1>                        12,000         843,000
  Eastman Kodak                                        6,800         455,600
  Intel Corp.                                          6,300         357,525
  Solectron Corp. <F1>                                13,000         573,625
  United Technologies Corp.                            6,400         607,200
                                                                 ------------
                                                                   3,977,700

Telecommunications:                      10.9
  AT&T Corp.                                          11,000         712,250
  Cablevision Systems Corp. <F1>                      10,800         585,900
  Motorola Inc.                                        6,000         342,000
  Viacom Inc. - Class B                               12,100         573,237
  Young Broadcasting - Class A <F1>                   14,400         406,800
                                                                 ------------
                                                                   2,620,187
  TOTAL COMMON STOCKS
  (Cost $16,317,123)                     88.4                     21,181,583

SHORT-TERM OBLIGATIONS
  (Cost $2,602,845)                      10.9                      2,602,845
                                                                 ------------

TOTAL INVESTMENTS
  (Cost $18,919,968)                     99.3%                   $23,784,428
                                                                 ============

<F1> Nonincome producing security.


See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PERFORMANCE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
     (Cost basis - $18,919,968) (Notes A & D)              $23,784,428
                                                           ------------

Receivables:
     Dividends and interest                                     42,419
     Securities sold                                           152,319
                                                           ------------
Total receivables                                              194,738
                                                           ------------

Total assets                                                23,979,166

LIABILITIES - Accrued expenses (Note B)                        (30,469)
                                                           ------------

NET ASSETS                                                 $23,948,697
                                                           ============



SHARES OUTSTANDING
      (Unlimited authorization - no par value) ( Note C)     1,248,376

NET ASSET VALUE PER SHARE                                       $19.18
                                                           ============





NET ASSETS CONSIST OF:
     Paid in capital                                       $19,084,237
     Net unrealized appreciation                             4,864,460
                                                           ------------
     Net Assets                                            $23,948,697
                                                           ============

See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PERFORMANCE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note A):
     Dividends                                            $  207,400
     Interest                                                159,424
                                                          -----------
Total investment income                                      366,824
                                                          -----------

EXPENSES (Note B):
     Investment advisory fee                                 225,207
     Management fee                                          112,603
                                                          -----------
Total expenses                                               337,810
                                                          -----------

NET INVESTMENT INCOME                                         29,014
                                                          -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
     Net realized gain on investments                       2,754,585
     Change in unrealized appreciation of investments       1,791,320
                                                          ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS             4,545,905
                                                          ------------


NET INCREASE IN NET ASSETS FROM OPERATIONS                $ 4,574,919
                                                          ============



See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PERFORMANCE FUND

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
--------------------------------------------------------------------------------

                                                           1995         1994
                                                       ------------ -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income                             $    29,014  $    68,203
     Net realized gain on investments                    2,754,585      569,372
     Change in unrealized appreciation
          (depreciation) of investments                  1,791,320     (484,220)
                                                       ------------ ------------
Net increase in net assets from operations               4,574,919      153,355

DIVIDENDS TO SHAREHOLDERS:
     Dividends from net investment income                  (28,683)     (68,534)
     Dividends from net realized gain on investments    (2,754,585)    (569,372)

CAPITAL STOCK TRANSACTIONS - Increase in net assets
     resulting from capital share transactions (Note C)  2,403,982      567,279
                                                       ------------ ------------
Total increase in net assets                             4,195,633       82,728
NET ASSETS:
     Beginning of year                                  19,753,064   19,670,336
                                                       ------------ ------------

     End of year                                       $23,948,697  $19,753,064
                                                       ============ ============



See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PERFORMANCE FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   PC&J Performance Fund (the 'Fund') commenced operations on December 23, 1983, as a `no-load, open-end, diversified' investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (1) Security Valuations - Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the month; securities traded on the over-the-counter market are valued at the average of the closing bid and ask prices.

   (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

   (3) Other - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales are determined using the first-in first-out method. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

   The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the `Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one percent of the daily net assets of the Fund. Investment advisory fees were $225,207 for the year ended December 31, 1995.

   The Fund has a management agreement with PC&J Service Corp., (the
   `Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $112,603 for the year ended December 31, 1995.

   Certain officers and trustees of the Fund are officers and trustees, or both, of the Advisor and of Service Corp.




--------------------------------------------------------------------------------

PC&J PERFORMANCE FUND

NOTES TO FINANCIAL STATEMENTS - (Concluded)

--------------------------------------------------------------------------------

C. CAPITAL STOCK TRANSACTIONS

                                       For the Year Ending     For the Year Ending
                                        December 31, 1995       December 31, 1994
                                     ----------------------- -----------------------
  Shares sold                          138,400  $ 2,657,095     99,206  $ 1,793,367
  Shares issued in reinvestment of
   dividends and capital gains
   distributions                       145,083    2,783,267     36,083      637,906
                                     ---------- ------------ ---------- ------------
                                       283,483    5,440,362    135,289    2,431,273
  Shares redeemed                     (152,432)  (3,036,380)  (102,776)  (1,863,994)
                                     ---------- ------------ ---------- ------------
  Net increase                         131,051    2,403,982     32,513      567,279
  Shares outstanding at beginning of
   year                              1,117,325   16,680,255  1,084,812   16,112,976
                                     ---------- ------------ ---------- ------------
  Shares outstanding at end of year  1,248,376  $19,084,237  1,117,325  $16,680,255
                                     ========== ============ ========== ============


D. INVESTMENT TRANSACTIONS

   Securities purchased and sold (excluding short-term obligations) for the year ended December 31, 1995, aggregated $15,426,045 and $14,962,137, respectively. At December 31, 1995 gross unrealized appreciation on investments was $5,068,045 and gross unrealized depreciation on investments was $203,585 for a net unrealized appreciation of $4,864,460 for financial reporting and federal income tax purposes.

E. DISTRIBUTION EXPENSE

   The Fund's shareholders have adopted a Distribution Expense plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the Investment Advisory Agreement and Management Agreement (See Note B) which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Distribution Expense Plan.

--------------------------------------------------------------------------------

PC&J PERFORMANCE FUND

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, 1993, 1992, AND 1991
--------------------------------------------------------------------------------

Selected Data for Each Share of
Capital Stock Outstanding
Throughout the Year                  1995     1994     1993     1992     1991
                                   -------  -------  -------  -------  -------
NET ASSET VALUE-BEGINNING OF YEAR  $17.68   $18.13   $17.42   $17.90   $14.22
                                   -------  -------  -------  -------  -------

Income from investment operations:
  Net investment income              0.03     0.06     0.08     0.15     0.10
  Net realized and unrealized
   gain on securities                3.99     0.08     2.47     1.30     4.18
                                   -------  -------  -------  -------  -------
TOTAL FROM INVESTMENT OPERATIONS     4.02     0.14     2.55     4.33     1.40
                                   -------  -------  -------  -------  -------

Less dividends:
  From net investment income        (0.03)   (0.06)   (0.08)   (0.15)   (0.10)
  From net realized gain
   on investments                   (2.49)   (0.53)   (2.24)   (0.98)    0.82)
                                   -------  -------  -------  -------  -------
TOTAL DIVIDENDS                     (2.52)   (0.59)   (2.32)   (1.13)   (0.92)
                                   -------  -------  -------  -------  -------

NET ASSET VALUE-END OF YEAR        $19.18   $17.68   $18.13   $17.90   $17.42
                                   =======  =======  =======  =======  =======


TOTAL RETURN                        22.74%    0.77%   14.25%    8.04%   30.45%


RATIOS TO AVERAGE NET ASSETS
  Expenses                           1.50%    1.50%    1.52%    1.52%    1.52%
  Net investment income              0.13%    0.35%    0.45%    0.61%    0.97%
Portfolio turnover rate             76.71%   68.56%   48.26%   63.28%   41.40%

Net assets at end of year (000's)  $23,949  $19,753  $19,670  $16,045  $14,040

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                                     Page 9